UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)The board of directors of Weyerhaeuser Company (the "Company") has appointed Al Monaco as a new director of the Company, effective February 18, 2020. He has not yet been named to a board committee. In connection with Mr. Monaco’s appointment, the number of directors constituting the board of directors of the Company was increased from ten to eleven.

Mr. Monaco is the president and chief executive officer of Enbridge Inc., one of North America’s largest energy infrastructure companies, based in Calgary, Canada.  He has held this position since October of 2012. As a non-employee director, he will receive a pro-rata amount of the non-employee director retainer of $260,000, which is paid $110,000 in cash and $150,000 in restricted stock units, based on the time he will serve from the date of his appointment to the date of the Company’s 2020 annual meeting of shareholders.

There are no transactions between Mr. Monaco and the Company that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On February 18, 2020, the Company issued a press release announcing the appointment of Al Monaco to the board of directors, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.     The following items are filed as exhibits to this report.

Exhibit No.	Description
99.1	Press release issued February 18, 2020, announcing the appointment of Al Monaco to the board of directors of Weyerhaeuser Company.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: February 18, 2020